Other Items/Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Other Items/Subsequent Events
25.	OTHER ITEMS/SUBSEQUENT EVENTS
a.

On January 5, 2022, the Company drew down the second tranche of the loan facility provided by K2HV pursuant to the Loan Agreement. The second tranche milestone was completed, and the full funds were received on February 4, 2022. As a result of the drawdown of the second tranche of the loan facility, the number of ordinary shares exercisable under the K2 Warrant increased to 2.95% of $25 million, being the aggregate term loan advances at that date, divided by the warrant price of $0.5257 per ordinary share (equivalent to $2.6285 per ADS), as detailed in Note 13.